Short-Term Bank Loan	12 Months Ended
Dec. 31, 2025
Short-term Bank Loan [Abstract]
Short-term Bank Loan

Note 10 – Short-term Bank Loan

On March 21, 2022, Shanghai Juhao entered into a loan agreement with Shanghai Bank to borrow RMB17 million (approximately $2.46 million) for working capital needs. Interest of the loan is 4.6% per annum. The loan is guaranteed by Jowell Tech, who signed a maximum pledge agreement with Shanghai Bank and agreed to pledge its deposit of $3.0 million as collaterals to safeguard RMB17 million loans that the Shanghai Juhao may borrow from Shanghai Bank during the period of March 21, 2022 to March 21, 2023. As of December 31, 2022, the outstanding balance was RMB17,000,000 (equivalent of $2,464,375). In March 2023, Shanghai Juhao repaid this loan upon maturity.

On March 28, 2023, Shanghai Juhao entered into a loan agreement with Shanghai Yangpu Kecheng Microfinance Co., Ltd. (“Kecheng”) to borrow RMB5 million (approximately $0.7 million) for working capital needs. Interest of the loan is 12% per annum. The loan is guaranteed by Jiangsu Longrich Group Co., Ltd., Shanghai Zhicheng Enterprise Management Co., Ltd. and Zhiwei Xu that Shanghai Juhao may borrow from Kecheng during the period of March 30, 2023 to September 30, 2023. After maturity, Shanghai Juhao applied for an extension from September 30, 2023 to September 30, 2024 and the principal and interest rate were not changed. As of December 31, 2023, the outstanding balance was RMB3,000,000 (equivalent of $423,567). In July 2024, Shanghai Juhao repaid this loan upon maturity.